Exhibit 23

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries (“Merrill Lynch”) of our reports dated March 1, 2004 (which express an unqualified opinion and which report on the consolidated financial statements includes an explanatory paragraph for the change in accounting method in 2002 for goodwill amortization to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), appearing in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch for the year ended December 26, 2003.

Filed on Form S-8:

Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

Registration Statement No. 33-54154 (Non-Employee Directors’ Equity Plan)

Registration Statement No. 33-54572 (401(k) Savings and Investment Plan (Puerto Rico))

Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-13367 (Restricted Stock Plan for Former Employees of Hotchkis and Wiley)

Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)

Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn Inc.)

Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

Registration Statement No. 333-85423 (2000 Deferred Compensation Plan For a Select Group of Eligible Employees)

Registration Statement No. 333-92663 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)

Registration Statement No. 333-64674 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-99105 (2003 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-108296 (2004 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-109236 (Employee Stock Compensation Plan)

Filed on Form S-3:

Debt Securities, Warrants, Common Stock, Preferred Securities, and/or Depository Shares:

Registration Statement No. 33-54218

Registration Statement No. 2-78338

Registration Statement No. 2-89519

Registration Statement No. 2-83477

Registration Statement No. 33-03602

Registration Statement No. 33-17965

Registration Statement No. 33-27512

Registration Statement No. 33-33335

Registration Statement No. 33-35456

Registration Statement No. 33-42041

Registration Statement No. 33-45327

Registration Statement No. 33-45777

Registration Statement No. 33-49947

Registration Statement No. 33-51489

Registration Statement No. 33-52647

Registration Statement No. 33-55363

Registration Statement No. 33-60413

Registration Statement No. 33-61559

Registration Statement No. 33-65135

Registration Statement No. 333-13649

Registration Statement No. 333-16603

Registration Statement No. 333-20137

Registration Statement No. 333-25255

Registration Statement No. 333-28537

Registration Statement No. 333-42859

Registration Statement No. 333-44173

Registration Statement No. 333-59997

Registration Statement No. 333-68747

Registration Statement No. 333-38792

Registration Statement No. 333-52822

Registration Statement No. 333-83374

Registration Statement No. 333-97937

Registration Statement No. 333-105098

Registration Statement No. 333-109802

Medium Term Notes:

Registration Statement No. 2-96315

Registration Statement No. 33-03079

Registration Statement No. 33-05125

Registration Statement No. 33-09910

Registration Statement No. 33-16165

Registration Statement No. 33-19820

Registration Statement No. 33-23605

Registration Statement No. 33-27549

Registration Statement No. 33-38879

Other Securities:

Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)

Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)

/s/ Deloitte & Touche LLP

New York, New York
March 9, 2004

5